UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2007 (August 8, 2007)

REGENERON PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

New York	000-19034	133444607

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)
(914) 347-7000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 8.01 Other Events.
     On August 8, 2007, Regeneron Pharmaceuticals, Inc. issued a press release announcing that the U.S. Food and Drug Administration (FDA) has accepted for filing and granted priority review status to the Biologics License Application (BLA) for rilonacept, the Interleukin-1 (IL-1) Trap, for the long-term treatment of Cryopyrin-Associated Periodic Syndromes (CAPS). A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.
     On August 13, 2007, Regeneron Pharmaceuticals, Inc. issued a press release announcing that it received a milestone payment of $20 million from Bayer HealthCare following dosing of the first patient in the Phase 3 study of the VEGF Trap-Eye in the neovascular form of age-related macular degeneration (wet AMD). A copy of this press release is attached as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release dated August 8, 2007.
99.2 Press Release dated August 13, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.
	By:	/s/ Stuart Kolinski
Date: August 13, 2007		Name:	Stuart Kolinski
		Title:	Senior Vice President and General Counsel

Exhibit Index

Number	Description
99.1	Press Release dated August 8, 2007
99.2	Press Release dated August 13, 2007